Exhibit 99.1

Loan Group 1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.500	2	$1,153,362.00	0.52%	576,681.00	358	711	79.65
5.625	1	497,930.56	0.23	497,930.56	358	803	75.61
5.750	10	5,919,842.00	2.69	591,984.20	358	744	72.77
5.875	13	8,207,666.82	3.73	631,358.99	349	741	73.08
5.950	1	570,266.76	0.26	570,266.76	357	716	80.00
6.000	13	7,452,488.86	3.39	573,268.37	345	760	75.19
6.125	24	14,157,176.23	6.44	589,882.34	343	737	73.19
6.250	27	18,227,698.06	8.29	675,099.93	357	749	70.28
6.375	41	26,270,013.76	11.94	640,732.04	354	745	74.24
6.500	69	45,718,852.33	20.78	662,592.06	358	754	72.35
6.625	62	42,253,655.33	19.21	681,510.57	355	752	71.58
6.750	46	27,999,228.25	12.73	608,678.88	360	751	74.07
6.875	33	18,234,912.78	8.29	552,573.11	360	747	73.68
7.000	5	1,130,314.75	0.51	226,062.95	359	753	72.28
7.125	2	1,126,000.00	0.51	563,000.00	360	796	60.62
7.250	1	560,000.00	0.25	560,000.00	360	660	80.00
7.375	1	500,000.00	0.23	500,000.00	360	738	76.92
Total	351	$219,979,408.49	100.00%

___________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (net of such premiums) was approximately 6.468% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 was approximately 6.469% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
100,000.01 - 150,000.00	3	$413,960.46	0.19%	137,986.82	6.920	359	719	78.37
150,000.01 - 200,000.00	9	1,633,924.51	0.74	181,547.17	6.630	358	719	77.88
200,000.01 - 250,000.00	5	1,182,485.96	0.54	236,497.19	6.404	357	690	76.51
250,000.01 - 300,000.00	6	1,640,810.77	0.75	273,468.46	6.357	350	739	79.70
300,000.01 - 350,000.00	3	972,924.48	0.44	324,308.16	6.878	359	760	80.00
350,000.01 - 400,000.00	1	370,550.40	0.17	370,550.40	6.125	356	705	80.00
400,000.01 - 450,000.00	24	10,348,606.47	4.70	431,191.94	6.327	359	741	70.17
450,000.01 - 500,000.00	75	35,828,678.12	16.29	477,715.71	6.463	354	745	74.02
500,000.01 - 550,000.00	47	24,819,535.35	11.28	528,075.22	6.466	354	749	73.90
550,000.01 - 600,000.00	41	23,587,319.93	10.72	575,300.49	6.394	356	761	75.38
600,000.01 - 650,000.00	34	21,197,480.26	9.64	623,455.30	6.563	356	765	75.59
650,000.01 - 700,000.00	14	9,483,207.00	4.31	677,371.93	6.605	360	739	72.42
700,000.01 - 750,000.00	17	12,251,160.01	5.57	720,656.47	6.420	344	737	74.71
750,000.01 - 1,000,000.00	51	44,854,332.26	20.39	879,496.71	6.543	355	749	72.22
1,000,000.01 - 1,500,000.00	12	14,916,172.46	6.78	1,243,014.37	6.423	359	759	67.08
1,500,000.01 - 2,000,000.00	8	13,978,260.05	6.35	1,747,282.51	6.416	358	741	65.09
2,000,000.01 and Above	1	2,500,000.00	1.14	2,500,000.00	5.875	360	771	73.53
Total	351	$219,979,408.49	100.00%

____________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 was approximately $626,722.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	14	$5,769,433.13	2.62%	412,102.37	6.618	359	668	79.60
680 - 699	20	10,332,033.21	4.70	516,601.66	6.412	349	689	75.22
700 - 719	50	33,640,757.26	15.29	672,815.15	6.441	357	710	71.62
720 and Above	267	170,237,184.89	77.39	637,592.45	6.473	355	764	72.67
Total	351	$219,979,408.49	100.00%

_________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 was approximately 749.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 1 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	23	$14,513,660.00	6.60%	631,028.70	6.543	349	762	41.27
50.01 - 55.00	8	5,779,925.00	2.63	722,490.63	6.484	360	770	52.14
55.01 - 60.00	12	7,937,367.58	3.61	661,447.30	6.386	328	747	58.61
60.01 - 65.00	20	16,563,565.81	7.53	828,178.29	6.399	355	734	63.37
65.01 - 70.00	28	22,167,022.60	10.08	791,679.38	6.526	352	752	68.29
70.01 - 75.00	38	27,470,883.86	12.49	722,918.00	6.424	357	747	73.41
75.01 - 80.00	211	121,797,833.70	55.37	577,240.92	6.470	358	750	79.77
85.01 - 90.00	1	486,056.45	0.22	486,056.45	6.625	360	772	88.37
90.01 - 95.00	4	1,938,235.00	0.88	484,558.75	6.718	360	720	94.78
95.01 - 100.00	6	1,324,858.49	0.60	220,809.75	6.424	358	724	97.51
Total	351	$219,979,408.49	100.00%

___________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 72.81%.
(2)	Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	21	$12,618,660.00	5.74%	600,888.57	6.531	348	766	40.64
50.01 - 55.00	8	6,174,925.00	2.81	771,865.63	6.511	360	759	51.70
55.01 - 60.00	9	5,801,367.58	2.64	644,596.40	6.347	316	744	58.75
60.01 - 65.00	12	7,801,065.81	3.55	650,088.82	6.509	350	743	61.85
65.01 - 70.00	26	20,232,022.60	9.20	778,154.72	6.511	351	752	67.94
70.01 - 75.00	35	26,230,809.87	11.92	749,451.71	6.448	357	749	71.90
75.01 - 80.00	106	66,194,131.05	30.09	624,472.93	6.477	358	750	78.20
80.01 - 85.00	10	7,144,221.55	3.25	714,422.16	6.370	358	761	75.38
85.01 - 90.00	68	41,337,490.93	18.79	607,904.28	6.485	358	749	78.17
90.01 - 95.00	28	14,945,750.82	6.79	533,776.82	6.408	358	745	81.08
95.01 - 100.00	28	11,498,963.28	5.23	410,677.26	6.427	358	730	82.02
Total	351	$219,979,408.49	100.00%

__________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 77.68%.
(2)	Takes into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	16	$10,028,003.25	4.56%	626,750.20	6.486	359	752	72.66
California	155	96,964,157.14	44.08	625,575.21	6.428	354	749	72.25
Colorado	10	7,057,226.09	3.21	705,722.61	6.542	344	759	74.45
Florida	17	7,497,099.58	3.41	441,005.86	6.607	359	740	74.23
Maryland	8	5,107,517.68	2.32	638,439.71	6.633	360	748	75.40
Massachusetts	8	4,396,185.96	2.00	549,523.25	6.645	341	764	72.05
Minnesota	9	6,377,506.44	2.90	708,611.83	6.330	358	764	69.60
New Jersey	6	6,021,703.19	2.74	1,003,617.20	6.576	358	733	68.53
New York	14	6,736,567.52	3.06	481,183.39	6.586	350	734	71.24
Texas	10	7,029,495.00	3.20	702,949.50	6.453	360	718	74.04
Utah	6	5,109,685.00	2.32	851,614.17	6.547	342	743	70.50
Virginia	16	11,708,050.00	5.32	731,753.13	6.392	360	761	77.15
Washington	13	7,778,554.31	3.54	598,350.33	6.584	359	756	72.60
Other (less than 2%)	63	38,167,657.33	17.35	605,835.83	6.465	360	753	73.72
Total	351	$219,979,408.49	100.00%

_________
(1)
The Other row in the preceding table includes 24 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 1.547% of the mortgage loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	225	$138,491,830.55	62.96%	615,519.25	6.452	359	752	75.19
Refinance (Rate/Term)	81	55,955,017.72	25.44	690,802.69	6.486	349	745	69.37
Refinance (Cash-Out)	45	25,532,560.22	11.61	567,390.23	6.527	348	744	67.46
Total	351	$219,979,408.49	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	36	$17,503,291.82	7.96%	486,202.55	6.368	359	757	76.54
Single Family Residence	186	118,105,088.28	53.69	634,973.59	6.520	355	747	71.56
2 - 4 Family Residence	4	2,524,661.84	1.15	631,165.46	6.514	357	730	78.69
Planned Unit Development	123	81,255,276.77	36.94	660,612.01	6.419	355	752	73.81
Condo-Hotel	1	131,089.78	0.06	131,089.78	6.875	359	689	80.00
Co-op	1	460,000.00	0.21	460,000.00	5.750	360	748	40.00
Total	351	$219,979,408.49	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	334	$209,670,711.78	95.31%	627,756.62	6.463	355	749	72.94
Secondary Residence	17	10,308,696.71	4.69	606,393.92	6.588	359	761	70.10
Total	351	$219,979,408.49	100.00%

_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	245	$157,568,697.67	71.63%	643,137.54	6.541	752	72.16	360
359	24	13,960,736.06	6.35	581,697.34	6.448	745	76.13	360
358	19	9,173,186.71	4.17	482,799.30	6.349	755	77.89	360
357	23	13,853,162.64	6.30	602,311.42	6.248	745	77.32	360
356	13	8,417,469.33	3.83	647,497.64	6.166	749	72.94	360
355	6	4,175,594.69	1.90	695,932.45	6.173	720	72.54	360
354	3	2,346,200.00	1.07	782,066.67	5.838	713	71.06	360
353	1	496,000.00	0.23	496,000.00	6.250	726	80.00	360
352	1	474,125.60	0.22	474,125.60	6.000	742	73.54	360
351	1	594,395.08	0.27	594,395.08	6.375	746	79.99	360
350	1	717,152.13	0.33	717,152.13	6.250	711	80.00	360
349	1	488,249.46	0.22	488,249.46	6.625	750	80.00	360
348	1	546,319.75	0.25	546,319.75	6.750	731	80.00	360
308	1	279,373.69	0.13	279,373.69	5.875	755	55.17	360
240	4	2,561,841.80	1.16	640,460.45	6.489	714	71.20	240
238	5	3,245,473.50	1.48	649,094.70	6.137	771	54.07	240
235	1	561,812.27	0.26	561,812.27	6.625	737	80.00	240
231	1	519,618.11	0.24	519,618.11	6.125	766	66.25	240
Total	351	$219,979,408.49	100.00%
_________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 was approximately 355 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	250	$155,226,786.97	70.56%	620,907.15	6.520	354	751	71.88
120	96	62,967,933.84	28.62	655,915.98	6.357	359	745	74.90
180	5	1,784,687.68	0.81	356,937.54	6.012	356	736	79.99
Total	351	$219,979,408.49	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	327	$204,799,670.28	93.10%	626,298.69	6.453	355	750	73.29
36	3	2,609,500.00	1.19	869,833.33	5.879	354	715	71.97
60	21	12,570,238.21	5.71	598,582.77	6.853	359	753	65.14
Total	351	$219,979,408.49	100.00%

Loan Group 2

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.625	2	$998,300.00	0.52%	499,150.00	359	762	70.59
6.750	30	18,853,395.15	9.75	628,446.51	355	748	77.23
6.875	58	37,327,859.13	19.29	643,583.78	358	748	75.21
7.000	37	25,245,280.78	13.05	682,304.89	358	744	72.80
7.125	40	24,703,089.27	12.77	617,577.23	360	750	74.14
7.250	33	19,643,986.76	10.15	595,272.33	360	732	74.35
7.375	35	20,149,301.62	10.41	575,694.33	360	747	75.04
7.500	23	14,154,652.09	7.32	615,419.66	360	745	76.55
7.625	7	4,690,700.00	2.42	670,100.00	360	738	68.07
7.750	15	8,588,401.76	4.44	572,560.12	360	747	75.70
7.875	11	6,480,177.61	3.35	589,107.06	360	741	70.91
8.000	5	3,331,435.93	1.72	666,287.19	358	738	75.52
8.125	2	1,873,417.59	0.97	936,708.80	354	731	76.80
8.250	2	1,689,975.00	0.87	844,987.50	360	736	77.39
8.375	3	1,877,419.00	0.97	625,806.33	360	744	70.27
8.500	3	2,138,600.00	1.11	712,866.67	360	748	80.00
8.750	2	1,718,750.00	0.89	859,375.00	360	728	77.33
Total	308	$193,464,741.69	100.00%

__________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (net of such premiums) was approximately 7.229% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 2 was approximately 7.230% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	17	$7,400,408.75	3.83%	435,318.16	7.140	359	723	79.87
450,000.01 - 500,000.00	62	29,508,207.60	15.25	475,938.83	7.254	359	742	74.54
500,000.01 - 550,000.00	47	24,841,584.15	12.84	528,544.34	7.203	360	750	73.77
550,000.01 - 600,000.00	50	29,011,712.79	15.00	580,234.26	7.178	357	744	75.09
600,000.01 - 650,000.00	43	26,987,735.39	13.95	627,621.75	7.221	357	741	77.10
650,000.01 - 700,000.00	26	17,710,886.59	9.15	681,187.95	7.336	359	746	75.37
700,000.01 - 750,000.00	13	9,479,952.52	4.90	729,227.12	7.191	360	764	73.88
750,000.01 - 1,000,000.00	41	36,062,503.90	18.64	879,573.27	7.272	360	749	73.55
1,000,000.01 - 1,500,000.00	7	9,345,750.00	4.83	1,335,107.14	7.160	360	743	71.19
1,500,000.01 - 2,000,000.00	2	3,116,000.00	1.61	1,558,000.00	7.240	359	708	69.08
Total	308	$193,464,741.69	100.00%

_________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 was approximately $628,132.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	16	$9,246,860.46	4.78%	577,928.78	7.185	357	668	78.47
680 - 699	16	9,570,666.85	4.95	598,166.68	7.090	359	690	77.74
700 - 719	58	37,226,794.45	19.24	641,841.28	7.353	360	709	76.97
720 and Above	218	137,420,419.93	71.03	630,368.90	7.209	359	763	73.61
Total	308	$193,464,741.69	100.00%

__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 2 was approximately 745.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 2 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	14	$9,503,594.66	4.91%	678,828.19	7.179	360	768	43.72
50.01 - 55.00	7	4,360,719.00	2.25	622,959.86	7.632	360	763	53.03
55.01 - 60.00	8	6,080,500.00	3.14	760,062.50	7.165	360	738	57.35
60.01 - 65.00	16	9,281,869.16	4.80	580,116.82	7.120	359	754	63.13
65.01 - 70.00	24	14,937,835.73	7.72	622,409.82	7.184	360	754	67.84
70.01 - 75.00	28	20,423,379.94	10.56	729,406.43	7.308	360	752	73.25
75.01 - 80.00	200	123,021,380.83	63.59	615,106.90	7.223	358	741	79.80
80.01 - 85.00	2	1,041,212.00	0.54	520,606.00	7.563	334	712	83.98
85.01 - 90.00	1	445,500.00	0.23	445,500.00	7.375	360	800	90.00
90.01 - 95.00	8	4,368,750.37	2.26	546,093.80	7.148	360	712	94.86
Total	308	$193,464,741.69	100.00%

___________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 74.69%.
(2)	Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	14	$9,503,594.66	4.91%	678,828.19	7.179	360	768	43.72
50.01 - 55.00	7	4,360,719.00	2.25	622,959.86	7.632	360	763	53.03
55.01 - 60.00	8	6,080,500.00	3.14	760,062.50	7.165	360	738	57.35
60.01 - 65.00	13	6,656,869.16	3.44	512,066.86	7.174	359	747	63.58
65.01 - 70.00	20	12,286,335.73	6.35	614,316.79	7.153	360	755	67.60
70.01 - 75.00	22	15,546,379.94	8.04	706,653.63	7.191	360	749	73.34
75.01 - 80.00	113	73,037,190.59	37.75	646,346.82	7.169	357	744	79.21
80.01 - 85.00	4	2,409,300.00	1.25	602,325.00	7.609	360	745	78.49
85.01 - 90.00	59	36,237,202.56	18.73	614,189.87	7.290	360	743	78.24
90.01 - 95.00	30	17,749,891.30	9.17	591,663.04	7.342	358	732	83.66
95.01 - 100.00	18	9,596,758.75	4.96	533,153.26	7.274	360	732	79.88
Total	308	$193,464,741.69	100.00%

____________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 79.06%.
(2)	Takes into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	8	$5,691,002.36	2.94%	711,375.30	7.317	358	748	77.93
California	94	56,764,822.23	29.34	603,881.09	7.082	359	750	72.73
Colorado	7	5,155,791.41	2.66	736,541.63	7.235	360	744	65.70
Florida	21	12,493,253.21	6.46	594,916.82	7.231	359	744	72.31
Illinois	10	5,913,235.00	3.06	591,323.50	7.559	360	761	78.97
Maryland	17	9,688,149.29	5.01	569,891.13	7.206	360	742	74.70
Massachusetts	6	4,724,790.00	2.44	787,465.00	7.279	360	746	77.42
Nevada	8	4,751,279.49	2.46	593,909.94	7.341	343	753	79.95
New Jersey	14	8,640,947.00	4.47	617,210.50	7.325	357	721	77.47
New York	22	14,122,064.61	7.30	641,912.03	7.276	360	750	76.97
North Carolina	6	4,538,020.00	2.35	756,336.67	7.322	360	719	67.38
Texas	8	6,274,908.34	3.24	784,363.54	7.069	359	741	74.61
Virginia	20	11,234,603.41	5.81	561,730.17	7.249	360	748	75.77
Washington	8	5,387,739.68	2.78	673,467.46	7.185	359	721	75.14
Other (less than 2%)	59	38,084,135.66	19.69	645,493.82	7.350	360	743	76.50
Total	308	$193,464,741.69	100.00%

__________
(1)
The Other row in the preceding table includes 26 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 1.496% of the mortgage loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	195	$123,534,600.81	63.85%	633,510.77	7.220	359	748	77.35
Refinance (Rate/Term)	55	34,654,546.32	17.91	630,082.66	7.244	358	741	71.99
Refinance (Cash-Out)	58	35,275,594.56	18.23	608,199.91	7.253	359	735	68.04
Total	308	$193,464,741.69	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	25	$15,075,735.88	7.79%	603,029.44	7.101	355	751	78.58
Single Family Residence	175	109,064,326.17	56.37	623,224.72	7.275	359	744	73.88
2 - 4 Family Residence	2	1,170,500.00	0.61	585,250.00	7.875	360	742	82.51
Planned Unit Development	104	67,250,559.38	34.76	646,639.99	7.177	359	744	74.94
Cooperative	2	903,620.26	0.47	451,810.13	7.063	360	791	80.00
Total	308	$193,464,741.69	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	289	$178,546,018.48	92.29%	617,806.29	7.232	359	744	75.13
Secondary Residence	19	14,918,723.21	7.71	785,195.96	7.206	355	751	69.47
Total	308	$193,464,741.69	100.00%

__________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	249	$158,582,276.67	81.97%	636,876.61	7.259	747	74.22	360
359	41	24,244,023.25	12.53	591,317.64	7.119	740	76.64	360
358	7	4,064,595.10	2.10	580,656.44	6.980	723	74.61	360
357	3	1,649,564.40	0.85	549,854.80	6.887	681	80.00	360
353	1	914,360.85	0.47	914,360.85	6.750	686	80.00	360
349	2	1,172,549.90	0.61	586,274.95	7.000	737	80.00	360
348	1	527,615.93	0.27	527,615.93	8.000	725	64.00	349
344	1	673,417.59	0.35	673,417.59	8.125	744	80.00	346
300	1	454,712.00	0.24	454,712.00	7.000	679	82.67	300
240	2	1,181,626.00	0.61	590,813.00	6.810	773	80.00	240
Total	308	$193,464,741.69	100.00%
_________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	186	$118,437,327.09	61.22%	636,759.82	7.234	358	746	73.71
120	122	75,027,414.60	38.78	614,978.81	7.224	360	743	76.25
Total	308	$193,464,741.69	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	307	$192,912,398.58	99.71%	628,379.15	7.231	359	745	74.79
60	1	552,343.11	0.29	552,343.11	7.000	358	702	40.37
Total	308	$193,464,741.69	100.00%